EXHIBIT 99

                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-05
                        POOL PROFILE (3/11/2005) Revised

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                                               15 YR POOL                     Tolerance
                                               ----------                     ---------
AGGREGATE PRINCIPAL BALANCE                   $225,000,000                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                         1-Apr-05                           N/A
INTEREST RATE RANGE                            4.500-6.125                           N/A
GROSS WAC                                           5.179%                 (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                        0.250%
MASTER SERVICING FEE                               1.0 bps on Securitization only
WAM (in months)                                        178                 (+/- 2 months

WALTV                                                  59%                 (maximum +5%)

CALIFORNIA PERCENT                                     40%                 (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                         1%                (maximum  +2%)

AVERAGE LOAN BALANCE                              $512,000            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                 $1,993,000          (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                             36%                 (maximum +5%)        Estimated Dispersion:

PRIMARY RESIDENCE PERCENT                              95%                 (minimum -5%)              4.500%            859
                                                                                                      4.625%          1,591
Pledged Asset %                                       0.0%                  (maximum 1%)              4.750%            331
                                                                                                      4.875%         18,224
SINGLE FAMILY DETACHED PERCENT                         91%                 (minimum -5%)              5.000%         48,574
                                                                                                      5.125%         49,771
FULL DOCUMENTATION PERCENT                             42%                 (minimum -5%)              5.250%         48,295
                                                                                                      5.375%         35,112
Co-Op %                                               0.2%                  (maximum 1%)              5.500%         16,162
                                                                                                      5.625%          4,080
WA FICO                                                744                  (minimum -5)              5.750%          1,162
                                                                                                      5.875%            838
UNINSURED > 80% LTV PERCENT                             0%                 (maximum +1%)
                                                                                                      5.179%        225,000
RELOCATION PERCENT                                    1.9%                  (maximum 5%)

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  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-05
                               PRICING INFORMATION
                        POOL PROFILE (3/11/2005) Revised


RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         4.75%       5.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.38%       2.55%

AAA STRUCTURE DUE DATE                             11-Apr-05
Structure received or changes to structures past the due date will incur a
  $10,000 fee.
Structure delivered to WF by Apr. 15- Delivery of prospectus day before settlement
Structure delivered to WF by Apr. 20 -Delivery of prospectus day of settlement Structure delivered to WF Apr. 21 or later- Possible change of settlement date

SETTLEMENT DATE                                    28-Apr-05

ASSUMED SUB LEVELS                          AGG Assumed Level
Levels and Rating Agencies for          AAA     1.30%
2005-01 to be determined by              AA      TBD
Wells Fargo.                              A      TBD
                                        BBB      TBD
                                         BB      TBD
                                          B      TBD





WFASC Securitization Program as follows:
    1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
    2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
    3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
    4)   Wells Fargo Bank, N.A. will act as custodian.
    5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-05. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                           Brad Davis (301) 846-8009
                                         Gretchen Leff (301) 846-8356
                                         Mike Miller (301) 815-6397

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                                                     WFASC Denomination Policy
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                                                                                  Minimum             Physical           Book Entry
                                                                                Denomination        Certificates        Certificates
Type and Description of Certificates                                               (1)(4)
------------------------------------                                            ------------        ------------        ------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                             $  25,000            Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                                 $ 100,000            Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component
certificates                                                                      $ 100,000            Allowed            Allowed

Notional and Nominal Face IO                                                          (2)              Allowed            Allowed

Residual Certificates                                                                 (3)             Required        Not Allowed

All other types of Class A Certificates                                               (5)                (5)               (5)

Class B (Investment Grade)                                                        $ 100,000            Allowed            Allowed

Class B (Non-Investment Grade)                                                    $ 250,000           Required        Not Allowed

(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2)   IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4)   Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for
      PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

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